SECURITIES AND EXCHANGE COMMISION

                             Washington, D.C. 20549



                                    FORM 8-K



CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES EXCHANGE ACT OF 1934.



                Date of Report (Date of earliest event reported)
                                 MARCH 14, 1997




                                INFORMEDICS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)







       OREGON                        2-86360                   93-0750571
------------------------------------------------------------------------------
(State of Incorporation)         (Commission File No.)        (IRS Employer
                                                            Identification No.)




         4000 Kruse Way Place, Bldg. 3, Suite 300, Lake Oswego, OR 97035
         ---------------------------------------------------------------
                    (Address of principal executive offices)



                    Issuer's telephone number: (503) 697-3000

ITEM 5. OTHER EVENTS

On March 14, 1997, the Registrant's Board of Directors accepted the resignation of Mr. Gerald P. Kelly as President and Chief Operating Officer, effective March 31, 1997, so he could pursue other employment opportunities. Mr. Kelly also resigned from the Registrant's Board of Directors. Mr. John Tortorici, Chairman and Chief Executive Officer, will resume the responsibilities of President, which he held from 1979 to 1996.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                              INFORMEDICS, INC.
                                              (Registrant)


                                              By: /s/ John Tortorici
                                                 ------------------------------
                                                 John Tortorici
                                                 Chairman and Chief Executive
                                                 Officer

DATE:  March 21, 1997